Exhibit 4.1

IMPORTANT NOTICE REGARDING PRE-POPULATED INFORMATION:

Certain information in this Subscription Booklet has been pre-populated by the financial adviser identified in Section C of the Investor Questionnaire included in this Subscription Booklet, including, without limitation, authorization of your financial adviser to receive information and take actions on your behalf with respect to your investment (see Section C of the Investor Questionnaire) and distribution instructions related to your investment (see Section I of the Investor Questionnaire).

Please carefully review all information that has been pre-populated in this Subscription Booklet and correct any errors. By completing and signing this Subscription Booklet, you will be confirming the accuracy of all of the pre-populated information in this Subscription Booklet.

Please initial below to acknowledge your understanding of the foregoing.

_______

Exhibit 4.1

LAGO EVERGREEN CREDIT

SUBSCRIPTION BOOKLET

This Subscription Booklet contains a Subscription Agreement and other investor documents for use only in connection with the private offering of shares of beneficial interests (the “Shares”) of LAGO Evergreen Credit, a Delaware statutory trust, (the “Company”), to eligible investors pursuant to a Confidential Private Placement Memorandum, as the same may be amended from time to time (the “Memorandum”). Nothing in this Subscription Booklet constitutes or will be deemed to constitute an offer to sell or the solicitation of an offer to purchase securities. An offer to invest in the Company is made exclusively by a properly delivered Memorandum. Accordingly, this Subscription Booklet should only be used in connection with, and after carefully reviewing, a properly received Memorandum. References to the “Investor” refer to the prospective investor who has completed and submitted this Subscription Booklet; however, the use of the term does not constitute, nor will it be deemed to constitute, any person as an investor in the Company, unless and until such person is specifically accepted as a shareholder (“Shareholder”) by LAGO Asset Management, LLC, the investment adviser of the Company (the “Investment Adviser”).

Tab 1

SUBSCRIPTION INSTRUCTIONS

1. Investor Questionnaire (Tab1):

All investors complete and sign. Please note:

AML Verification (Section F):

For Individual Investors: provide a copy of a government ID and complete Exhibit B in accordance with Section F.

For Entity Investors: provide a copy of your organizational documents (e.g., articles of incorporation, articles of organization, certificate of formation, charter or similar organizational documentation), government ID of the persons signing on the entity’s behalf, and complete Exhibits A (as applicable) and B.

Existing Investors making an additional investment:

If the Investor is already a Shareholder of the Company and is now making an additional investment, the Investor needs to sign and return the Additional Subscription Agreement and supply the requested information only to the extent that Investor’s previous answers have changed.

2. Subscription Agreement (Tab 2):	All Investors sign and indicate subscription amount on the signature page.
3. IRS Form W-9 (Tab 3):	All Investors except for IRA accounts should complete and sign.
4. Payment:

Please wire funds per the below wiring instructions or make a check payable to LAGO Evergreen Credit and mail to the below address.

By wire:

Name: [ ]

ABA: [ ]

DDA: [ ]

Account name: [ ]

FFC: [ ]

Check by mail:

Regular Mail Delivery

[ ]

C/O Ultimus Fund Solutions

Overnight Delivery

[ ]

C/O Ultimus Fund Solutions

Tab 1

THE COMPLETED SUBSCRIPTION BOOKLET SHOULD BE RETURNED IN ITS ENTIRETY. PLEASE PRINT AND/OR TYPE ALL INFORMATION.

Tab 1

INVESTOR QUESTIONNAIRE

INVESTOR QUESTIONNAIRE

ALL INFORMATION FURNISHED IS FOR THE SOLE USE OF THE COMPANY AND THE INVESTMENT ADVISER FOR PURPOSES OF DETERMINING THE ELIGIBILITY OF THE INVESTOR TO PURCHASE SHARES. THE INFORMATION IN THIS QUESTIONNAIRE MAY BE FURNISHED TO SUCH PARTIES AS THE COMPANY OR ITS COUNSEL DEEM NECESSARY OR ADVISABLE UNDER APPLICABLE LAW.

In order to obtain the facts the Investment Adviser requires in determining whether to accept an Investor’s subscription on behalf of the Company, it is necessary for the Investor to complete this Investor Questionnaire. Please sign, date and forward the completed Investor Questionnaire to the Company’s administrator, BIP Capital, LLC (the “Administrator”).

THE SHARES OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES OR OTHER JURISDICTIONS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE ANSWER ALL QUESTIONS IN THE ELIGIBLE INVESTOR

QUESTIONNAIRE OR WRITE “N/A” IF NOT APPLICABLE

*****************************

A.
PLEASE PROVIDE THE FOLLOWING INFORMATION.
1.
Name of Investor: ______________________________________________

(Individuals: Give full first and last name.)

(Joint: Give full first and last names of BOTH Investors).

(Entity: Give full legal name.)

2.
Investor(s) Contact Information:

Permanent Address: Street City, State, Zip
Mailing Address (if different from above):

Street City, State, Zip
Investor #1:
Name:
SSN/EIN:
Date of Birth:
Email Address:
Mobile Phone:

Investor #2 (if applicable):
Name:
SSN/EIN:
Date of Birth:
Email Address:
Mobile Phone:

3.
Form of Investor (check all that are applicable):

☐	Individual	☐	Revocable trust
☐	Joint owners	☐	Other trust: _______
☐	Partnership	☐	IRA
☐	Limited liability company	☐	Other Employee benefit plan: ________
☐	C corporation	☐	Exempt organization
☐	S corporation	☐	Other (describe):_____________________
☐	Estate

FOR ENTITIES ONLY (all other Investors should proceed to Section B):

4.
Is the Investor a “fund of funds”?

Yes ☐ No ☐

5.
Authorized Representative Information

Please complete the below information if you are signing the Subscription Agreement on behalf of an entity Investor.

Authorized Representative Name	Authorized Representative Address	Authorized Representative Social Security or Taxpayer ID	Authorized Representative Date of Birth

6.
Beneficial Ownership Certification

Please complete the below information for (a) every person who is directly or indirectly through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the Investor. If the intermediary’s shareholders or partners are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed; and (b) all directors, general partners, or members, as applicable. If there are no 25% beneficial owners of the Investor, please write “None”.

Name	Date of Birth	Address (Residential or Business)	Social Security Number

B. THE FOLLOWING INFORMATION IS TO BE PROVIDED SO THAT THE INVESTMENT ADVISER CAN DETERMINE IF THE INVESTOR IS AN ACCREDITED INVESTOR.

An “accredited investor” is any person who comes within any of the following categories, or who the Investment Adviser reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person. Please indicate which of the categories are applicable to you by checking the boxes beside the applicable item or items (you may qualify under more than one category). If no category is applicable, please check Item Number 23, “Not an accredited investor.”

7.
☐ A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000 (See Note 1 below);
8.
☐ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
9.
☐ An executive officer or director of the Company or a director, executive officer or general partner of the Investment Adviser or its parent;
10.
☐ An entity in which all of the equity owners are accredited investors. The Adviser, in its sole discretion, may request information regarding the basis on which such equity owners are accredited investors.;
11.
☐ An entity, of a type not listed in paragraphs (4) or (8) – (20), not formed for the specific purpose of acquiring the Shares, owning investments in excess of $5,000,000;
12.
☐ A natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (See Note 2 below);

13.
☐ A natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;
14.
☐ A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;
15.
☐ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);
16.
☐ An investment adviser registered pursuant to Section 203 of the 1940 Act, or registered pursuant to the laws of a state;
17.
☐ An investment adviser relying on the exemption from registering with the SEC under section 203(l) or (m) of the 1940 Act;
18.
☐ An insurance company as defined in Section 2(a)(13) of the 1933 Act;
19.
☐ An investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of that act;
20.
☐ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
21.
☐ A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;
22.
☐ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
23.
☐ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
24.
☐ A private business development company as defined in Section 202(a)(22) of the 1940 Act;
25.
☐ An organization described in section 501(c)(3) of the Internal Revenue Code of 1986 (the “Code”), corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
26.
☐ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;
27.
☐ A “family office,” as defined in rule 202(a)(11)(G)-1 under the 1940 Act, (i) with assets under management in excess of $5,000,000; (ii) that is not formed for the specific purpose of acquiring the Shares offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;
28.
☐ A “family client,” as defined in rule 202(a)(11)(G)-1 under the 1940 Act, of a family office meeting the requirements in paragraph (21) above and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (21)(iii); or
29.
☐ Not an “accredited investor.”*

* An Investor that checks Item 23 indicates that the Investor is not an “accredited investor”, as that term is defined in Rule 501 under the 1933 Act. If you have checked Item 23, then please contact the Administrator for further instructions.

Note 1.	For purposes of calculating net worth under paragraph one (1):
(A)	The person’s primary residence shall not be included as an asset;
(B)

Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C)

Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

☐

Note 2.

In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of paragraph six (6), the SEC will consider, among others, the following attributes:

(A)

The certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution;

(B)	The examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing;
(C)

Persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and

(D)

An indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable.

I understand that the Company or the Investment Adviser may request additional supporting documentation from me in order to verify my status as an “accredited investor” and I hereby agree to promptly provide any such additional supporting documentation. I further understand that, even if I complete the accredited investor questionnaire, contained in this Section B and provide all additional supporting documentation requested by the Company or the Investment Adviser, the Company and the Investment Adviser may in their sole discretion refuse to accept my subscription for the Shares for any reason or for no reason.

C. FINANCIAL ADVISER AUTHORIZATION (Only applicable if working through a REGISTERED INVESTMENT ADVISER).

If the Investor is subscribing for Shares through a registered investment adviser (a “Financial Adviser”), this Section C should be completed by the Investor.

Firm:
Financial Adviser Name:
Financial Adviser Mailing Address:
E-mail Address:
Phone Number:

By checking the following box, I hereby authorize my Financial Adviser listed above to (i) receive Company Materials (as defined below) on my behalf and (ii) perform any and all acts regarding my subscription for Shares on my behalf.

☐

D. THE FOLLOWING INFORMATION IS TO BE PROVIDED BY INVESTORS WHO ARE INDIVIDUALS, OR BY THE PERSON MAKING THE INVESTMENT DECISION ON BEHALF OF CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES.

1.
Are you aware of the fact that you have the opportunity to question a representative of the Investment Adviser about this investment, the Company, the Company’s operations and the Company’s methods of doing business?

Yes ☐ No ☐

2.
Do you understand the merits and risks associated with an investment in the Company?

Yes ☐ No ☐

3.
Do you understand that there is no guarantee of any financial return on an investment in the Company?

Yes ☐ No ☐

4.
Do you understand that there are significant restrictions upon the transfer of Shares and that your ability to make withdrawals from the Company will be limited?

Yes ☐ No ☐

5.
Do you understand that you may purchase Shares for investment only, and not with a view to the sale or other distribution thereof?

Yes ☐ No ☐

E. REPRESENTATION OF RESIDENCE.

In order for the Company to verify the residence of the Investor and to obtain a written representation from each Investor as to the Investor’s legal residence, please complete the following:

1.
I am a bona fide resident of:

Country:

State (if applicable):

Since:

Note: Entities should fill in the country or state where their principal place of business or executive offices is located.

If you maintain a residence in any country or state other than that indicated in the response to (1), please indicate where:

2.
If applicable, please complete:

I have filed a State of ___________________ Income Tax Return as an in-state resident for the last ___________ years.

F. ANTI-MONEY LAUNDERING/VERIFICATION

As part of the Company’s responsibility for the prevention of money laundering, the Investment Adviser may require a detailed verification of an Investor’s identity, any beneficial owner underlying the account, and the source of the Investor’s subscription payment. The Investment Adviser reserves the right to request such information as the Investment Adviser deems necessary to verify the identity of an Investor including, without limitation, requests for information and representations in this Investor Questionnaire and the Subscription Agreement. In the event of delay or failure by an Investor to produce any information required for verification purposes, the Investment Adviser may refuse to accept a subscription or may compulsorily redeem such Investor’s Shares and/or payment of redemption proceeds may be delayed and neither the Investment Adviser nor the Company will be liable to the Investor where an application for Shares is not processed or Shares are compulsorily redeemed in such circumstances. The Investment Adviser, by written notice to any Investor, may suspend the payment of redemption proceeds payable to such Investor if it reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, the Investment Adviser, or any of the Company’s service providers.

Each Investor will be required to make representations as the Investment Adviser requires from time to time in connection with applicable anti-money laundering programs, including, without limitation, the representations that the Investor is not a prohibited country, territory, individual or entity listed on the US Department of Treasury’s Office of Foreign Assets Control (“OFAC”) website, and that it is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. Each Investor will also represent that amounts contributed by the Investor were not directly or indirectly derived from activities that may contravene US federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

The Investment Adviser may disclose information regarding the Investor, which may constitute personal data under data protection legislation, to such parties (e.g., affiliates, attorneys, auditors, administrators or regulators) in connection with the operation of the Company to facilitate the transfer of the Shares, including, but not limited to, in connection with anti-money laundering and similar laws. The Investment Adviser and any of the Company’s service providers may also release information if directed to do so by the Investors, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation related to anti-money laundering or any other laws or regulations. The Company may implement additional restrictions on the transfer of Shares to comply with applicable anti-money laundering statutes from time to time.

In order to verify your identity, the Investment Adviser requests that you provide copies of the following as verification of your identity with this completed Subscription Booklet:

(1) For an individual: a copy of a government issued piece of identification providing the picture, name, address and other identifying information of the party. The identification may be a copy of a driver’s license, passport or another government-issued picture ID card (an “ID Card”).

(2) For an entity (e.g., corporations, trusts, partnerships, or LLCs): a copy of the entity’s articles of incorporation, articles of organization, certificate of formation, charter or similar organizational documentation filed with the jurisdiction in which the entity is organized. In addition, please provide an ID Card (described above) for each individual executing the Subscription Agreement on behalf of the entity.

(3) For entities that are investment partnerships, investment trusts or investment companies: the documents required under Section (2) immediately above and a certification in the form attached hereto as Exhibit A.

(4) For individuals and entities: a certification in the form attached hereto as Exhibit B.

NOTE: Only Benefit Plan Investors need to complete the following Section G, all other Investors should proceed to Section H.

G. THE FOLLOWING INFORMATION IS TO BE PROVIDED SO THAT THE COMPANY CAN DETERMINE THE PERCENTAGE OF INVESTMENT IN THE COMPANY THAT IS ALLOCABLE TO BENEFIT PLAN INVESTORS WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.2-101 AND SECTION 3(42) OF ERISA.

The Company will use reasonable best efforts to operate so that it should qualify as a Venture Capital Operating Company (“VCOC”) and thus avoid the Company’s assets being treated as “plan assets” under 29 C.F.R. Section 2510.3-101, or any successor plan asset regulation promulgated by the United States

Department of Labor, and Section 3(42) of ERISA (collectively the “Plan Asset Rule”). In the event that the Company should not qualify as a VCOC at any time the Company may take reasonable steps to avoid is assets being treated as plan assets under the Plan Asset Rule, including limiting equity participation in the Company by Benefit Plan Investors to an insignificant amount (less than 25% of the value of any class of equity interests in the Company.) In order to determine whether participation by benefit plan investors is significant, certain information respecting ownership of Investors in the Company by benefit plan investors is necessary.

If you are a benefit plan investor within the meaning of the Plan Asset Rule, you must check each of the following boxes that applies and complete the statement set forth next to the box.

The definition of “benefit plan investor” includes: (i) any employee benefit plan that is subject to Part 4 of Title I of ERISA; (ii) any “plan” as defined in Section 4975 of the Code, including, without limitation an individual retirement account (IRA), that is subject to Section 408 or 408A of the Code; and (iii) any entity whose underlying assets include assets of such plans by reason of benefit plan investors’ investment in such entity.

If you are an entity whose underlying assets include any assets of benefit plan investors, to the extent that the percentage of your assets attributable to benefit plan investors is proposed to change for any reason, you agree that you will (i) notify the Company a reasonable time in advance of permitting any such change; and (ii) obtain the Company’s written consent prior to permitting to any such change that would increase the percentage of your assets that are attributable to benefit plan investors. You hereby further agree that you will immediately provide information about the percentage of your assets attributable to benefit plan investors at any time requested by the Company.

❑ I am, or am acting on behalf of, a plan that is subject to Part 4 of Title I of ERISA or Section 4975 of the Code.

❑ I am a state or national bank, trust company, savings bank, or savings and loan association.

❑ If so, I am investing assets of a collective or common trust fund, or other vehicle in which a “benefit plan investor” within the meaning of the Plan Asset Regulation (“Benefit Plan Investor”), has acquired or holds an interest. The percentage of investment in such common or collective trust fund or other vehicle that is attributable to investment of Benefit Plan Investors is ___%.

❑ I am an insurance company that is investing assets of a separate account.

❑ If so, the separate account is not a separate account that is maintained solely in connection with fixed contractual obligations of the insurance company under which amounts payable or credited to investors are not affected by investment performance, and percentage of investment in such separate account that is attributable to investment of Benefit Plan Investors is ___%.

❑ I am an insurance company that is investing general account assets and the percentage of investment in such insurance company general account that is attributable to investment of Benefit Plan Investors is ___%.

❑ I am an entity whose underlying assets are deemed to include “plan assets” under the Plan Asset Rule and the percentage of investment in such entity that is attributable to investment of Benefit Plan Investors is ___%.

Without limiting the remedies available in the event of a breach, the Investor agrees promptly to notify the Company in writing if there is a change in the percentage as set forth above and at such other time or times as the Company may request.

H. THE FOLLOWING INFORMATION IS TO BE PROVIDED BY INVESTORS WHO ARE PENSION OR OTHER EMPLOYEE BENEFIT PLANS OR IRAs.

1.
I confirm that the decision to invest in the Company is the decision of the undersigned, based on the undersigned’s own evaluation of the Company and the Memorandum.

Yes ☐ No ☐

2.
I confirm that none of LAGO Asset Management, LLC (the “Investment Adviser”), BIP Capital, LLC (the “Administrator”) or any of their respective representatives (each, a “Company Representative”) has provided me with any recommendations as to the advisability of acquiring, holding, disposing of, or exchanging Shares in the Company, or any recommendations as to how securities or other investment property in my plan or IRA (as applicable) should be invested after the securities or other investment property are rolled over, transferred, or distributed from the plan or IRA (as applicable).

Yes ☐ No ☐

3.
I acknowledge that none of the Investment Adviser, the Administrator or the Company Representatives is acting as a fiduciary with respect to my proposed investment.

Yes ☐ No ☐

4.
I confirm that no representation or acknowledgement has been made by the Investment Adviser, the Administrator or any Company Representative that any such person or entity is acting as a fiduciary with respect to the investment in the Company that accepts my subscription.

Yes ☐ No ☐

I. cash Distribution information

Please complete the Cash Distribution Information below for non-custodial investors. For custodial held accounts, cash distributions will be sent to the custodian.

☐ Check mailed to Mailing Address in Question 2 above.

☐ ACH. PLEASE ATTACH A PRE-VOIDED CHECK and complete the below information.

☐ Wire Transfer. PLEASE ATTACH VERIFICATION INFORMATION and complete the below information.

Your Bank’s ABA Routing Number	Your Bank Account Number

Name on Bank Account	Financial Institution Name

Street Address	City

State	Zip Code

Checking or Savings account

Reference (for further credit):

J. Supplemental Data for Entities

1.
Date of incorporation or inception:

2.
State of incorporation or organization:

3.
Was Entity formed specifically for the purpose of investing in the Company?

☐ Yes ☐ No

4.
If the Investor is a Revocable Trust or Other type of trust, please complete the following:

☐ Revocable Trust (please identify below each grantor and indicate under what circumstances the trust is revocable by the grantor(s))

Grantor(s):

☐ Other type of trust (please indicate below the type of trust and, for trusts other than pension trusts, name the grantor(s), beneficiar(y)/(ies) and trustee(s))

Type of Trust:

Grantor(s):

Beneficiar(y)/(ies):

Trustee(s):

K. Notice and Consent For Electronic Delivery of COMPANY MaterialS AND REGULATORY DOCUMENTS.

The Company intends to electronically deliver documents or information pertaining to a Shareholder’s investment in the Company, including, but not limited to, reports, statements, notices (including share issuances), Form 1099 and other information (the “Company Materials”) required or permitted to be provided to the Company’s Shareholders pursuant to any federal, state or local law or regulation or pursuant to the Agreement and Declaration of Trust of the Company, as amended and/or restated from time to time. In addition, the Company will use the electronic delivery methods to deliver regulatory communications to Shareholders, including Form ADV Part 2 and privacy notices, among others (this information, together with any other information required under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act and the Investment Advisers Act of 1940, the “Regulatory Documents”). “Electronic Delivery” means making Company Materials and Regulatory Documents available electronically to a Shareholder by delivery of information by email, by posting documents to the Company’s internet-based investor portal and/or by any other electronic means. The Administrator may elect which method of delivery it uses with respect to Electronic Delivery of any and all such materials and documents.

The Company is seeking written consent from each Shareholder to use Electronic Delivery to deliver the Company Materials and Regulatory Documents to Shareholders. Accordingly, the Company seeks consent from you, as follows:

1.
The Investor hereby acknowledges that the Investor has read and understands this Notice and Consent for Electronic Delivery of Company Materials and Regulatory Documents (this “Consent”) and hereby consents to Electronic Delivery of all Company Materials and Regulatory Documents.

2.
The Investor understands that the Investor may incur costs in connection with Electronic Delivery of Company Materials and Regulatory Documents, including costs associated with online time and printing documents.

3.
It is the Investor’s affirmative obligation to notify the Company in writing if the Investor’s email address provided to the Company changes. The Investor may revoke or restrict its consent to this Electronic Delivery of Company Materials and Regulatory Documents upon delivery of 30 days’ prior written notice to the Company of such revocation or restriction.

4.
The Investor agrees to notify the Company as promptly as possible if the Investor is unable to access a document link in an Electronic Delivery communication or does not receive an expected communication via Electronic Delivery.

5.
Check Yes or No below to confirm the above.

☐ Yes ☐ No

The consent provided in this Consent shall remain effective until the Investor informs the Administrator of the Company of its revocation or restriction of such consent.

[Signature page follows]

SIGNATURE

The undersigned hereby represents to the Company and the Investment Adviser that: (a) the information contained herein, including the Financial Adviser delegation of authority in Section C, is complete and accurate and may be relied upon by the Company and the Investment Adviser; (b) the Company and the Investment Adviser will be notified of any change in any of the information contained herein occurring prior to the purchase by the undersigned of any Shares; and (c) the undersigned has received or had access to all material information enabling the undersigned to make an informed investment decision and that all information requested has been furnished to the undersigned.

For Individual Investors: Name of Investor (please print) Signature Date: Name of Joint Investor, if applicable (please print) Signature: Date:	For Entity Investors: Name of Investor (please print) By: Print Name: Title: Date:

EXHIBIT A

AML CERTIFICATION FORM FOR FUND OF FUNDS OR ENTITIES THAT INVEST ON BEHALF OF THIRD PARTIES

The undersigned, being the of ,

(Title) (Name of Entity)

a organized under the laws of

(Type of Entity) (Jurisdiction of Organization)

(the “Investor”), does hereby certify on behalf of the Investor that it is aware of the requirements of the USA PATRIOT Act of 2001, the regulations administered by the U.S. Department of Treasury’s Office of Foreign Assets Control, and other applicable U.S. federal, state or non-U.S. anti-money laundering laws and regulations (collectively, the “anti-money laundering/OFAC laws”). The Investor hereby certifies that it has anti-money laundering policies and procedures in place reasonably designed to verify the identity of its underlying investors and their sources of funds. Such policies and procedures are properly enforced and are consistent with the anti-money laundering/OFAC laws such that LAGO Evergreen Credit (the “Company”), and its investment adviser, LAGO Asset Management, LLC (the “Investment Adviser”), may rely on this Certification.

The Investor hereby represents to the Company and the Investment Adviser that, to the best of its knowledge, the Investor’s underlying investors are not individuals, entities or countries that may subject the Company or the Investment Adviser to criminal or civil violations of any anti-money laundering/OFAC laws. The Investor has read the sections entitled “Anti-Money Laundering Representations” in the Company’s Subscription Agreement. The Investor has taken all reasonable steps to ensure that its underlying investors are able to certify to such representations. The Investor agrees to promptly notify the Investment Adviser should the Investor have any questions relating to any of its investors or become aware of any changes in the representations set forth in this Certification.

Name of Investor (please print)

Name/Title of entity authorized to make representation on behalf of Investor (if applicable)

Signature:

Print Name:

Title (if applicable):

Date:

EXHIBIT B

The Source of Funds Declaration

To: LAGO Evergreen Credit (the “Company”)

Date:

1)
I/we, ___________________________, understand that I/we am/are making this declaration

(Investor name(s))

for my own protection as well as for the protection of the Company.

2) I/we declare that the funds totaling __________________________, which are used to purchase shares of beneficial interests in the Company represent funds obtained by the undersigned from the following source:

3) Consent is hereby given to the Company’s investment adviser and/or its administrator to disclose this transaction to those institutions that are legally entitled to receive the information contained herein.

For Individual Investors: Name of Investor (please print) Signature: Date: Name of Joint Investor, if applicable (please print) Signature: Date:	For Entity Investors: Name of Entity (please print) Signature: Print Name: Date:

Tab 2

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

LAGO Evergreen Credit

c/o BIP Capital, LLC

3575 Piedmont Road

Building 15, Suite 730

Atlanta, Georgia 30305

Attention: Mark A. Buffington

Ladies and Gentlemen:

The undersigned hereby subscribes for shares of beneficial interests (the “Shares”) in LAGO Evergreen Credit, a Delaware statutory trust (the “Company”), in the amount set forth on the signature page hereof.

The: (i) price per Share; (ii) actual number of Shares to be received by the undersigned; and (iii) purchase price for the Shares will be determined and/or paid, as the case may be, in the manner contemplated by the Company’s Confidential Private Placement Memorandum, as amended, supplemented or amended and restated from time to time (the “Memorandum”), the Company’s Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time (“Declaration of Trust”), and bylaws. Capitalized terms used but not defined herein will have the meanings ascribed thereto in the Declaration of Trust. This Subscription Agreement (this “Agreement”) will become effective and binding only upon the acceptance hereof by the Investment Adviser on behalf of the Company.

1. Representations and Warranties. In connection with the purchase of the Shares, the undersigned hereby represents and warrants to the Company and to the Investment Adviser, that:

a. The undersigned has full legal right, power, and authority (including the due authorization by all necessary corporate, limited liability company, or partnership action in the case of corporate, limited liability company or partnership subscribers) to enter into this Agreement and to perform the undersigned’s obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed, and delivered and constitutes the legal, valid, and binding obligation of the undersigned enforceable against the undersigned in accordance with the terms hereof.

b. The Shares are being purchased for the undersigned’s own account without the participation of any other person, for investment and not with a view to any distribution thereof that would violate the United States Securities Act of 1933, as amended (the “1933 Act”), or the applicable securities laws of any state; and the undersigned will not distribute the Shares in violation of the 1933 Act or the applicable securities laws of any state.

c. The undersigned understands that there are significant restrictions on the transferability of the Shares or any portion thereof or interest therein; and the Shares have not been registered or qualified under the 1933 Act or the securities laws of any state and must be held indefinitely unless subsequently registered or qualified under the 1933 Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

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d. The Shares have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”) or by the securities regulatory authority of any state or of any other jurisdiction. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the Memorandum. No federal or state agency has made any findings as to the fairness of the terms of the offering.

e. The undersigned is financially able to hold the Shares for long-term investment, believes that the nature and amount of the Shares being acquired are consistent with the undersigned’s overall investment program and financial position, and recognizes that there are substantial risks involved in acquiring the Shares.

f. The undersigned has evaluated the risk of investing in the Shares and is acquiring the Shares based only upon its independent examination and judgment as to the prospects of the Company as determined from information obtained directly by the undersigned from the Company or its authorized representatives.

g. The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s acquisition of the Shares will not cause such overall commitment to become excessive.

h. The undersigned understands that an investment in the Shares is a speculative investment that involves a high degree of risk and the undersigned can sustain a complete loss of this investment in the Shares. The undersigned has no need for liquidity in the undersigned’s investment in the Shares.

i. That the undersigned is purchasing the Shares with lawfully acquired funds for investment.

j. The undersigned confirms that: (i) the undersigned is familiar with the business of the Company; (ii) the undersigned has had the opportunity to ask questions about the Company and to obtain (and that the undersigned has received to its satisfaction) such information about the business and financial condition of the Company as the undersigned has reasonably requested; (iii) the undersigned, either alone or with its representative (as defined in Rule 501(h) promulgated under the 1933 Act), if any, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment in the Shares; and (iv) that all documents, records and books pertaining to the investment in the Company have been made available to the undersigned and/or to the undersigned’s personal investment, tax and legal advisers, if such advisers were utilized by the undersigned.

k. That the undersigned has provided current financial or other supporting information in response to the Company’s or the Investment Adviser’s request that would enable the Company or the Investment Adviser to verify whether the undersigned qualifies as the accredited investor and to assure compliance with applicable U.S. federal and state securities laws in connection with the offering and sale of the Shares.

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l. The undersigned has been advised to consult with the undersigned’s own attorney regarding legal matters and own tax advisor regarding tax matters concerning an investment in the Company and has done so to the extent the undersigned considers necessary.

m. Any projections or predictions that may have been made available to investors are based on estimates, assumptions, and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections.

n. At no time has it been explicitly or implicitly represented, guaranteed or warranted to the undersigned by the Company, the Investment Adviser, the Administrator, any representatives, agents or employees of the Company, or any other person: (i) that the undersigned will or will not have to remain as owner of the undersigned’s Shares an exact or approximate length of time; (ii) that an amount or percentage of profit and/or amount or type of consideration will be realized as a result of this investment; (iii) that any cash distributions or dividends will be made to shareholders of the Company by any specific date or will be made at all; or (iv) that any specific tax benefits will accrue as a result of an investment in the Company.

o. The undersigned acknowledges and agrees the undersigned’s Shares cannot be sold, assigned, transferred, exchanged or otherwise disposed of except in compliance with the terms of the Declaration of Trust.

p. The undersigned hereby agrees to adhere to and be bound by the terms and conditions of the Declaration of Trust, as such agreements may be amended from time to time in accordance with their respective terms.

q. The address set forth on the signature page hereto is the undersigned’s true and correct address.

r. The execution and delivery of this Agreement by the undersigned has been duly authorized, and this Agreement constitutes the valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms.

s. No provision of any applicable law, regulation or document by which the undersigned is bound prohibits the purchase of Shares by the undersigned.

t. Further Representations Regarding Investor’s Status:

(i) The undersigned: (A) is an “accredited investor” as such term is defined in Rule 501 under the 1933. (If the undersigned cannot make this representation, the undersigned should contact the Administrator for additional instructions.)

(ii) If not an individual, the undersigned represents that the undersigned: (A) is not a private investment company that would be required to register as an investment company under the 1940 Act but for an exclusion from the definition of “investment company” provided in Section 3(c)(1) or 3(c)(7) of the 1940 Act; (B) the undersigned was not formed for the purpose of investing in the Company; and (C) not more than 40% of the undersigned’s assets will be invested in the Company; and (D) none of the undersigned’s

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beneficial owners or participants have the power to direct the undersigned’s investments for such beneficial owner’s or participant’s own account.0F1 (If the undersigned cannot make this representation, the undersigned should contact the Administrator for additional instructions.)

(iii) If the undersigned is an investment entity that is or is deemed to be a “commodity pool” as defined in the U.S. Commodity Exchange Act (the “CEA”), the undersigned certifies that its operator is either registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator (“CPO”) and is a member of the U.S. National Futures Association or is exempt from such registration.

u. The undersigned represents that the subscription funds invested in the Company pursuant to the Agreement are not the assets of (i) an insurance company general or separate account; or (ii) a bank holding company. (If the undersigned cannot make this representation, the undersigned should contact the Administrator for additional instructions.)

v. Further Representations and Warranties by Investors Subject to ERISA or Section 4975 of the Code. If the undersigned is: (i) an employee benefit plan which is subject to Part 4 of Title I of ERISA (an “ERISA Plan”); (ii) a plan which is subject to section 4975 of the Code (including an “IRA”); or (iii) an entity whose underlying assets are treated under ERISA and the Code as the assets of such an ERISA Plan or IRA by reason of an equity investment in such entity by an ERISA Plan (a “Plan Entity”, and each ERISA Plan, IRA or Plan Entity, a “Plan”), then:

(i)
The person signing below on behalf of the Plan is the plan’s fiduciary (“Plan Fiduciary”), and the Plan Fiduciary represents as follows:

(1) the undersigned acknowledges and agrees to the following:

(A) none of the Company, the Investment Adviser, the Administrator, or any affiliate or employee thereof is undertaking, or has undertaken to give advice in a fiduciary capacity, in connection with the decision of the undersigned to invest in the Company;

(B) the Investment Adviser’s and the Administrator’s (and their respective affiliate’s) financial interests with respect to the Company are described in the Memorandum, and the undersigned is satisfied with such description;

(C) the decision to invest in the Company is its own decision, based on its own evaluation of the Company;

1 For example, beneficial owners of a partnership would be deemed to have the power to direct the undersigned’s investments for such beneficial owner’s own account (and would thus need to contact the [Investment Adviser]/[Administrator] for additional information) if: (a) each partner or beneficial owner has the right to determine the amount of his or her contribution to a particular investment made by the partnership; or (b) the general partner of the partnership consults with the limited partners or beneficial owners of the partnership about their individual investment objectives and correspondingly varies each limited partner’s percentage of profits and losses.

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(D) it has not relied on any recommendations of the Investment Adviser, the Administrator or any of their respective affiliates or employees thereof as to the advisability of acquiring, holding, disposing of, or exchanging Shares in the Company as a primary basis of any decisions involving investment in the Company;

(E) it acknowledges that none of the Investment Adviser, the Administrator or any of their respective affiliates are acting as fiduciaries with respect to its proposed investment in the Company; and

(F) it confirms that no representation or acknowledgement has been made by the Investment Adviser, the Administrator or any of their respective affiliates that any such person or entity is acting as a fiduciary with respect to its investment in the Company.

w. The undersigned is not acquiring the Shares on behalf of, or for the benefit of, any other person, and that the undersigned does not intend, and will not attempt, to transfer any Shares hereby subscribed for to any other person without the prior knowledge and written consent of the Company and the Investment Adviser.

x. The acceptance of the undersigned’s subscription together with the appropriate remittance will not violate any applicable money laundering laws, rules or regulations, that the undersigned undertakes to provide to the Company verification of the undersigned’s identity satisfactory to the Company promptly on request, and that the Company, the Investment Adviser, the Administrator and their agents and assigns, will be held harmless and indemnified against any loss arising as a result of a failure to process the undersigned’s subscription or any future redemption request by the undersigned if such information as has been required by the parties referred to has not been provided by the undersigned.

y. If an individual, the undersigned, and if an entity, the undersigned authorized signatory of such entity, is at least 21 years of age.

a. The undersigned recognizes that non-public information concerning the undersigned set forth in this Agreement or otherwise disclosed by the undersigned to the Company, or other agents of the Company (the “Information”) (such as the undersigned’s name, address, social security number, assets and income): (i) may be disclosed to the Investment Adviser, the Administrator, attorneys, accountants, lenders, and third party administrators in furtherance of the Company’s business; and (ii) as otherwise required or permitted by law. The Company, the Investment Adviser and the Administrator restrict access to the Information to their employees who need to know the information to provide services to the Company, and maintain physical, electronic and procedural safeguards that comply with U.S. federal standards to guard the information.

aa. If any of the undersigned’s representations, warranties, or covenants contained herein ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may freeze the undersigned’s investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the

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investment in accordance with applicable regulations, or the undersigned’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the undersigned’s identity to OFAC or other authority. In the event that the Company is required to, or does, take any of the foregoing actions, the undersigned understands and agrees that it will have no claim against the Company, the Investment Adviser, the Administrator and their respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

bb. The undersigned should not construe the contents of the Memorandum, the Declaration of Trust, or any prior or subsequent communication from the Investment Adviser, the Administrator or any of their respective agents, officers or representatives, as legal or tax advice; the undersigned has been advised to consult with the undersigned’s own attorney regarding legal matters and own tax advisor regarding tax matters concerning an investment in the Company and has done so to the extent the undersigned considers necessary; the legal and tax consequences to the undersigned of the investment in the Company will depend on the undersigned’s particular circumstances; and none of the Company, the Investment Adviser or the Administrator makes any representation or warranty with respect thereto.

cc. Anti-Money Laundering Representations

(i) The undersigned represents that all evidence of identity provided in connection with this Agreement (including, but not limited to, the Information Sheet and the Investor Questionnaire) is complete, true, and correct and all related information furnished is genuine and accurate.

(ii) The undersigned agrees to provide any information deemed necessary by the Company or the Investment Adviser to comply with its anti-money laundering program and related responsibilities from time to time. In the event of delay or failure by the undersigned to produce any information requested in this Agreement or required for verification purposes, the Company may refuse to accept the subscription.

(iii) The undersigned represents and covenants that neither it, nor any person controlling, controlled by, or under common control with it, nor any person having a beneficial interest in it: (1) is an individual, organization, or entity listed on the List of Specially Designated Nationals and Blocked Persons (the “OFAC Control List”) maintained by the U.S. Office of Foreign Assets Control (“OFAC”) (available at https://www.treasury.gov/ofac/downloads/sdnlist.pdf); and (2) that it is not investing and will not invest in the Company on behalf of or for the benefit of any individual, organization, or entity listed on the OFAC Control List or restricted by any OFAC sanctions program. The undersigned agrees to promptly notify the Company of any change in information affecting this representation and covenant.

(iv) The undersigned represents that: (1) the amounts to be invested by the undersigned in the Company are not directly or indirectly derived from activities that contravene U.S. federal or state laws or regulations and international laws and regulations, including, without limitation, anti-money laundering laws and regulations; and (2) the

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proceeds from the undersigned’s investment in the Company will not be used to finance any illegal activities.

(v) The undersigned acknowledges: (1) that additional subscriptions by the undersigned may be refused; and/or (2) that requests for withdrawals may be delayed or declined if the Company reasonably believes it does not have satisfactory evidence of the undersigned’s identity.

(vi) The undersigned acknowledges that, if, following the Investment Adviser’s acceptance of this Agreement, on behalf of the Company, the Company reasonably believes that the undersigned is listed on the OFAC Control List or has otherwise breached its representations and covenants as to its identity, the Company may be obligated to block the undersigned’s investment in accordance with applicable law, and the undersigned will have no claim against the Company or the Investment Adviser for any form of damages as a result of blocking the investment.

(vii) If the undersigned is a “fund of funds” or an entity that invests on behalf of others, the undersigned, in addition to and not by way of limiting the foregoing, represents and certifies that it is aware of the requirements of the USA PATRIOT Act of 2001, and rules and regulations promulgated thereunder (the “USA PATRIOT Act”) and other applicable anti-money laundering measures in any jurisdiction (collectively, the “AML Rules”) and that it has adopted anti-money laundering policies and procedures in place reasonably designed to verify the identity of its beneficial owners or underlying investors, as the case may be, and their respective sources of funds. Such policies and procedures are properly enforced and are consistent with such AML Rules. The undersigned represents and certifies that to the best of its knowledge, the beneficial owners or investors, as the case may be, are not individuals, entities, or countries that may subject the Company or the Investment Adviser or any of its affiliates to criminal or civil violations of any AML Rules. The undersigned acknowledges that it is to furnish a copy of its anti-money laundering policies and procedures to the Company or the Investment Adviser when requested. Among its other obligations hereunder, the undersigned agrees to promptly notify the Company if the foregoing representation and certification becomes inaccurate.

(viii) The undersigned represents that: (1) it is not a Senior Foreign Political Figure1F1, a member of a Senior Foreign Political Figure’s Immediate Family2F2, and/or any Close Associate3F3 of a Senior Foreign Political Figure residing in a High-risk or non-cooperative jurisdiction (an “HNJ”)4F4 or a jurisdiction that has been designated by the U.S. Treasury as warranting special measures due to money laundering concerns; (2) it is

1 The term “Senior Foreign Political Figure” is defined to mean a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.

2 The term “immediate family” is defined to mean the parents, siblings, spouse, children, and in-laws of a Senior Foreign Political Figure.

3 The term “Close Associate” is defined to mean a person who is widely and publicly known to maintain an unusually close relationship with a Senior Foreign Political Figure.

4 The Financial Action Task Force (“FATF”) on Money Laundering has designated certain countries or territories as HNJs. The list of countries or territories deemed to be HNJs is available at: http://www.fatf-gafi.org/topics/high-riskandnon-cooperativejurisdictions (and as updated from time to time).

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not a former Senior Foreign Political Figure residing in an HNJ or a jurisdiction that has been designated by the U.S. Treasury as warranting special measures due to money laundering concerns; (3) it is not resident in, or organized or chartered under the laws of a jurisdiction that has been designated by the U.S. Secretary of Treasury under Sections 311 and 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; (4) it is not a Foreign Shell Bank as the term is defined in the USA PATRIOT Act; and (5) its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or charted under the laws of a jurisdiction deemed to be an HNJ or a jurisdiction that has been designated by the U.S. Treasury as warranting special measures due to money laundering concerns.

2. Acknowledgments. The undersigned acknowledges and agrees:

a. Receipt of all information requested of the Company, and further acknowledges that no representations or warranties have been made to the undersigned by the Company, the Investment Adviser, the Administrator or any representative or agent of the Company, other than as set forth in the Memorandum.

b. That the undersigned must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares are being: (i) sold without registration of securities for sale; (ii) issued and sold in reliance on exemptions from registration under applicable state securities laws; and (iii) issued and sold in reliance on certain exemptions from registration, including Regulation D, under the 1933 Act.

c. That this subscription may be accepted or rejected in whole or in part in the sole discretion of the Company or the Investment Adviser.

d. That the undersigned is aware that the transfer of Shares is limited by the provisions of the Declaration of Trust.

e. That the undersigned is purchasing the Shares without being furnished any offering literature or prospectus other than the Memorandum.

f. That the undersigned has received and carefully read and is familiar with the Declaration of Trust, the Company’s bylaws and the Memorandum. The undersigned is purchasing the Shares relying only on the information set forth in the Declaration of Trust, the Company’s bylaws and Memorandum.

g. That: (i) the Memorandum discloses certain conflicts of interest that may exist or arise with respect to the Company; and (ii) the undersigned waives any objection to those conflicts of interest and the manner in which such conflicts of interest are to be resolved, as described in the Memorandum.

h. That there is not currently, nor is there expected to arise, any public market for the Shares, and the undersigned may have to hold the Shares indefinitely, and it may

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not be possible for the undersigned to liquidate its investment in the Shares other than by redemption as provided in the Declaration of Trust.

i. That the undersigned understands that the Shareholders have no right to amend or terminate the Declaration of Trust or to appoint, select, vote for or remove the Investment Adviser, the Administrator or their respective agents or to otherwise participate in the business decisions of the Company.

j. The Company has filed a registration statement on Form 10 (the “Registration Statement”) for the registration of its shares of beneficial interest with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registration Statement is not the offering document pursuant to which the Company is conducting this offering of securities. Accordingly, the undersigned should rely exclusively on information contained in the Memorandum, together with reports the Company may file under the Exchange Act from time to time, in making its investment decisions. The Company expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the undersigned the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

3. Agreements. The undersigned hereby agrees as follows:

a. If the undersigned’s purchase of the Shares is accepted by the Investment Adviser, on behalf of the Company, the undersigned will thereby adopt and be bound by all the terms and provisions of the Declaration of Trust, the Company’s bylaws and any amendments thereto, including, without limitation, the prohibition on transfers of Shares, and will perform all obligations therein imposed upon the undersigned with respect to the undersigned’s Shares.

b. The Shares will not be offered for sale, sold or transferred other than in accordance with the Declaration of Trust and pursuant to: (i) an effective registration under the 1933 Act or in a transaction that is otherwise in compliance with the 1933 Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company will be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws and may, if it so desires, refuse to permit the transfer of the Shares unless the request for the transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the securities laws of any other jurisdiction.

c. The undersigned will comply with any request by the Company, the Investment Adviser or the Administrator for the undersigned’s financial statements, recent income tax returns and references, including, without limitation, bank references.

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d. A legend indicating that the Shares have not been registered under the 1933 Act or any state securities laws and referring to the restrictions on transferability and sale of the Shares may be placed on any certificate(s) or other document delivered to the undersigned or any substitute therefor and the Investment Adviser , the Administrator or any transfer agent may be instructed to require compliance therewith. The undersigned acknowledges and understands, however, that no certificate(s) evidencing the Shares will be issued by the Company.

4. Indemnification. The undersigned acknowledges that it understands the meaning and legal consequences of the representations, warranties and other agreements made by the undersigned herein, and further acknowledges that the Company and Investment Adviser are relying on such representations and warranties in making their determination to accept or reject this Subscription. The undersigned hereby agrees to indemnify and hold harmless the Company, the Investment Adviser, the Administrator and any agent, director, officer or employee thereof from and against any and all loss, damage or liability due to or arising out of any false statement or breach of any representation, warranty or agreement of the undersigned contained in this Agreement, the undersigned’s Information Sheet, the undersigned’s Investor Questionnaire, or in any other document furnished by the undersigned in connection with the undersigned’s investment in the Company. The undersigned acknowledges that the Company will indemnify and hold harmless the Investment Adviser from and against any and all claims, losses, costs, expenses (including, without limitation, attorney’s fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by the Investment Adviser of its duties under the Declaration of Trust, other than such of the foregoing arising from, on account of or in connection with the bad faith, gross negligence or intentional wrongdoing of the Investment Adviser. The undersigned acknowledges that the Company will indemnify and hold harmless the Administrator from and against any and all claims, losses, costs, expenses (including, without limitation, attorney’s fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by the Administrator of its duties under the administration agreement between the Company and the Administrator, other than such of the foregoing arising from, on account of or in connection with the bad faith, gross negligence or intentional wrongdoing of the Administrator. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith; nothing in this Agreement will constitute a waiver or limitation of any rights that the undersigned may have under applicable federal and state securities laws. If the undersigned is a Plan, this indemnification obligation in this Section 4 applies to the Plan’s sponsor.

5. Effective Date of Contribution. The undersigned will become a Shareholder of the Company as of a given date only to the extent that the Administrator receives immediately available funds attributable to such contribution on such date and such funds are actually credited to the Company.

6. Electronic Communications. If the undersigned has consented to receive electronic communications from the Company, the Investment Adviser, the Administrator and the Company’s other service providers, the undersigned acknowledges that while the Company, the Investment Adviser, the Administrator and the Company’s other service providers will take reasonable precautions to ensure the integrity, confidentiality, and security of the documents, they will not be liable for any interception, computer viruses or any other defects associated with the

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electronic communications nor will they be liable for any failure of the undersigned to successfully receive such electronic communications.

7. Governing Law. This Agreement and all amendments hereto will be governed by and construed in accordance with the laws of the State of Delaware and, together with the rights and obligations of the parties hereunder, will be construed under and governed by the laws of such state without giving effect to any choice or conflict of law provisions or rules that would cause the application of the domestic substantive laws of any other jurisdiction.

8. Pronouns. All pronouns contained herein and any variations thereof will be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

9. Confidentiality. The undersigned acknowledges that the Memorandum and other information relating to the Company (the “Confidential Information”) have been submitted to the undersigned on a confidential basis for use solely in connection with the undersigned’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Investment Adviser, the Company, and any other investment vehicles whose investment adviser is the Investment Adviser or an affiliate of the Investment Adviser. The undersigned agrees to comply with all laws, including securities laws, concerning Confidential Information, and the undersigned agrees that it shall not trade in the securities of any issuer about which the undersigned receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The undersigned agrees that, without the prior written consent of the Company (which consent may be withheld at the discretion of the Company), the undersigned shall not (a) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum or any other Confidential Information to any person who is not an officer or employee of the undersigned who is involved in its investments, or partner (general or limited) or affiliate of the undersigned (it being understood and agreed that if the undersigned is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other Confidential Information if the undersigned has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 9 and the undersigned remains liable for any breach of this Section 9 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the undersigned or any person to whom the undersigned has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the undersigned shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 9, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 18, then the undersigned shall disclose only that portion of Confidential Information that the undersigned is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The undersigned further agrees to return the Memorandum and other Confidential Information upon the Company’s request therefor. The undersigned acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 9 by the

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undersigned and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

10. No Joint Liability Among the Company, the Investment Adviser, and the Administrator. The Company shall not be liable for the fulfillment of any obligation of the Investment Adviser or the Administrator under or in connection with this Subscription Agreement. The Investment Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Investment Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Investment Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

11. Independent Nature of Obligations and Rights. The obligations of the undersigned hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the undersigned pursuant hereto or thereto, shall be deemed to constitute the undersigned and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and Other Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

12. Other. This Agreement: (a) will be binding upon the undersigned and the heirs, legal representatives, successors, and permitted assigns of the undersigned and will insure to the benefit of the Company and its successors and assigns; (b) will survive the acceptance of the undersigned as a Shareholder of the Company; and (c) will, if the undersigned consists of more than one person, be the joint and several obligation of each of such persons. Notwithstanding the foregoing, the parties agree that any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought exclusively in an appropriate state or federal court located in metropolitan Atlanta in the State of Georgia, and each of the parties consents to the exclusive jurisdiction of such courts in any such action or proceeding and waives any objection to venue laid therein.

13. Signature and Confirmation. The agreements and representations made by the undersigned herein extend to and apply to all of the Shares now or hereafter purchased by the undersigned. The signature by the undersigned will constitute a confirmation by the undersigned that all agreements, representations and warranties made herein will be true and correct as of the date hereof and, if the undersigned is a Plan, the signature of its sponsor also represents the sponsor’s obligation to be bound by the provisions of Section 4 hereof.

[Signatures pages follow]

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Very truly yours,

For Individual Investors: Signature: Print Name: Dated: Signature: Print Name: Dated:	For Entity Investors: Name of Investor (please print) Signature: Print Name: Title: Dated:

For Plan Investors only:

Are you a Plan Investor where the previous signature is not that of a trustee or investment manager as defined in ERISA? ☐ Yes ☐ No

Name of Trustee or Investment Manager (please print)

Signature:

Print Name:

Dated:

Address:

For IRA Custodians ONLY: Custodian Name Signature Date:
Subscription Amount: $ _________________________________________ (The minimum initial subscription amount is $10,000. For existing accounts, the minimum subsequent subscription amount is $5,000.)

THE SHARES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, OR UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SHARES ARE BEING OFFERED AND SOLD UNDER EXEMPTIONS FROM REGISTRATION PROVIDED BY SECTIONS 4(A)(2) OF THE 1933 ACT AND REGULATION D PROMULGATED THEREUNDER. ACCORDINGLY, THE SHARES CANNOT BE RESOLD OR TRANSFERRED BY ANY INVESTOR WITHOUT REGISTRATION OF THE SECURITIES UNDER THE 1933 ACT AND APPLICABLE STATE LAWS, OR IN A TRANSACTION THAT IS EXEMPT FROM SUCH LAWS.

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Tab 3

IRS FORM W-9

[See attached]